Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com Robert Quartaro (954) 769-7342 quartaror@autonation.com

AutoNation Reports Third Quarter 2019 Results

•
Same store revenue was up 3% and same store gross profit was up 5%, each as compared to the same period a year ago; same-store Customer Care gross profit was up 6%, compared to the same period a year ago

•	All-time record same-store Customer Financial Services gross profit per vehicle retailed of $1,939, up $150 or 8% compared to the same period a year ago

•	EPS from continuing operations for the third quarter was $1.11 and included previously announced severance and related expenses of $10 million after-tax or $0.11 per share

•	Compared to the third quarter of 2018, net gains from store/property divestitures in the third quarter of 2019 were lower by $9 million after-tax or $0.11 per share

FORT LAUDERDALE, Fla., (October 29, 2019) — AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported same-store third quarter 2019 revenue of $5.4 billion, an increase of 3% compared to the same period a year ago. Same-store third quarter 2019 gross profit totaled $877 million, an increase of 5% compared to the year-ago period, driven by growth in Customer Financial Services, Customer Care, and Used Vehicle gross profit. Same-store Customer Financial Services gross profit per vehicle retailed was an all-time record of $1,939, up $150 or 8% compared to the year-ago period. Same-store Customer Care gross profit was $403 million, an increase of 6% compared to the year-ago period. Same-store used vehicle gross profit was $92 million, an increase of 3% compared to the year-ago period.
Third quarter 2019 net income from continuing operations was $100 million, or $1.11 per share, which included previously announced severance and related expenses of $10 million after-tax, or $0.11 per share. Third quarter 2018 net income from continuing operations totaled $112 million, or $1.24 per share. Net gains from store and property divestitures in the third quarter of 2019 were $4 million after-tax, or $0.04 per share, compared to $13 million after-tax, or $0.15 per share, in the third quarter of 2018.
Segment Results
Segment results(1) for the third quarter 2019 were as follows:
Third Quarter 2019 Segment Results

•	Domestic – Domestic segment income(2) was $70 million compared to year-ago segment income of $67 million, an increase of 5%.

•	Import – Import segment income(2) was $87 million compared to year-ago segment income of $85 million, an increase of 2%.

•	Premium Luxury – Premium Luxury segment income(2) was $89 million compared to year-ago segment income of $77 million, an increase of 16%.

For the nine-month period ended September 30, 2019, AutoNation reported net income from continuing operations of $293 million, or $3.24 per share, compared to net income from continuing operations of $303 million, or $3.31 per share, for the same period in the prior year. AutoNation’s revenue for the nine-month period ended September 30, 2019, totaled $15.8 billion, down 1% compared to $16.0 billion for the same period in the prior year.

The third quarter conference call may be accessed by telephone at (866) 211-3176 (Conference ID: 7459787) at 11:00 a.m. Eastern Time today or on AutoNation’s investor relations website at investors.autonation.com.
The webcast will also be available on AutoNation’s website under “Events & Presentations” following the call. A playback of the conference call will be available after 2:00 p.m. Eastern Time on October 29, 2019, through November 19, 2019, by calling (800) 585-8367 (Conference ID: 7459787).

(1)
AutoNation has three reportable segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and FCA US; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, Nissan, and Hyundai; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes-Benz, BMW, Lexus, Jaguar Land Rover, and Audi.

(2)	Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.
About AutoNation, Inc.
AutoNation, America’s largest automotive retailer, is transforming the automotive industry through its bold leadership, innovation, and comprehensive brand extensions. As of September 30, 2019, AutoNation owned and operated over 325 locations from coast to coast. AutoNation has sold over 12 million vehicles, the first automotive retailer to reach this milestone. AutoNation’s success is driven by a commitment to delivering a peerless experience through customer-focused sales and service processes. Launched in 2015, AutoNation’s Drive Pink initiative, which has raised over $20 million, is committed to drive out cancer, create awareness, and support critical research. AutoNation continues to be a proud supporter of the Breast Cancer Research Foundation and other cancer-related charities.

Please visit www.autonation.com, investors.autonation.com, www.twitter.com/CEOCherylMiller, and www.twitter.com/AutoNation, where AutoNation discloses additional information about the Company, its business, and its results of operations. Please also visit www.autonationdrive.com, AutoNation’s automotive blog, for information regarding the AutoNation community, the automotive industry, and current automotive news and trends.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as "anticipates," "expects," "intends," "goals," "plans," "believes," "continues," "may," "will," "could," and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, partnerships, or investments, including our brand extension strategies, as well as statements regarding our expectations for the future performance of our business and the automotive retail industry and other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: economic conditions, including changes in interest rates, fuel prices, and tariffs; new and used vehicle margins; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; our ability to implement successfully our strategic initiatives, partnerships, and investments, including our brand extension strategies; our ability to identify, acquire, and build out suitable locations in a timely manner; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to integrate successfully acquired and awarded franchises and to attain planned sales volumes within our expected time frames; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for acquisitions; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; regulatory factors affecting our business, including fuel economy requirements; the announcement of safety recalls; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
New vehicle	$2,874.8	$2,933.1	$8,141.1	$8,685.0
Used vehicle	1,402.9	1,281.7	4,121.9	3,910.9
Parts and service	902.6	864.0	2,680.8	2,579.6
Finance and insurance, net	266.2	247.4	757.9	736.0
Other	14.7	23.0	85.1	89.6
Total revenue	5,461.2	5,349.2	15,786.8	16,001.1
Cost of sales:
New vehicle	2,755.9	2,807.7	7,774.8	8,305.1
Used vehicle	1,310.6	1,190.7	3,842.3	3,642.9
Parts and service	493.6	473.4	1,461.0	1,416.2
Other	13.7	22.1	81.3	87.5
Total cost of sales	4,573.8	4,493.9	13,159.4	13,451.7
Gross profit	887.4	855.3	2,627.4	2,549.4
Selling, general, and administrative expenses	653.8	626.2	1,913.8	1,878.3
Depreciation and amortization	45.2	42.9	133.7	124.0
Franchise rights impairment	—	—	9.6	8.1
Other income, net	(5.1)	(17.4)	(17.5)	(41.6)
Operating income	193.5	203.6	587.8	580.6
Non-operating income (expense) items:
Floorplan interest expense	(33.0)	(32.7)	(109.4)	(93.4)
Other interest expense	(26.1)	(28.4)	(81.6)	(90.4)
Interest income	0.1	0.3	0.4	0.8
Other income, net	2.6	2.3	4.2	3.3
Income from continuing operations before income taxes	137.1	145.1	401.4	400.9
Income tax provision	37.1	32.8	108.3	97.9
Net income from continuing operations	100.0	112.3	293.1	303.0
Income (loss) from discontinued operations, net of income taxes	(0.5)	(0.3)	(0.8)	0.3
Net income	$99.5	$112.0	$292.3	$303.3
Diluted earnings (loss) per share*:
Continuing operations	$1.11	$1.24	$3.24	$3.31
Discontinued operations	$(0.01)	$—	$(0.01)	$—
Net income	$1.10	$1.23	$3.23	$3.31
Weighted average common shares outstanding	90.4	90.8	90.4	91.6
Common shares outstanding, net of treasury stock, at period end	89.2	89.9	89.2	89.9

* Earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	$ Variance	% Variance	2019	2018	$ Variance	% Variance
Revenue:
New vehicle	$2,874.8	$2,933.1	$(58.3)	(2.0)	$8,141.1	$8,685.0	$(543.9)	(6.3)
Retail used vehicle	1,326.5	1,211.6	114.9	9.5	3,895.5	3,666.1	229.4	6.3
Wholesale	76.4	70.1	6.3	9.0	226.4	244.8	(18.4)	(7.5)
Used vehicle	1,402.9	1,281.7	121.2	9.5	4,121.9	3,910.9	211.0	5.4
Finance and insurance, net	266.2	247.4	18.8	7.6	757.9	736.0	21.9	3.0
Total variable operations	4,543.9	4,462.2	81.7	1.8	13,020.9	13,331.9	(311.0)	(2.3)
Parts and service	902.6	864.0	38.6	4.5	2,680.8	2,579.6	101.2	3.9
Other	14.7	23.0	(8.3)		85.1	89.6	(4.5)
Total revenue	$5,461.2	$5,349.2	$112.0	2.1	$15,786.8	$16,001.1	$(214.3)	(1.3)
Gross profit:
New vehicle	$118.9	$125.4	$(6.5)	(5.2)	$366.3	$379.9	$(13.6)	(3.6)
Retail used vehicle	87.6	87.4	0.2	0.2	262.4	256.4	6.0	2.3
Wholesale	4.7	3.6	1.1		17.2	11.6	5.6
Used vehicle	92.3	91.0	1.3	1.4	279.6	268.0	11.6	4.3
Finance and insurance	266.2	247.4	18.8	7.6	757.9	736.0	21.9	3.0
Total variable operations	477.4	463.8	13.6	2.9	1,403.8	1,383.9	19.9	1.4
Parts and service	409.0	390.6	18.4	4.7	1,219.8	1,163.4	56.4	4.8
Other	1.0	0.9	0.1		3.8	2.1	1.7
Total gross profit	887.4	855.3	32.1	3.8	2,627.4	2,549.4	78.0	3.1
Selling, general, and administrative expenses	653.8	626.2	(27.6)	(4.4)	1,913.8	1,878.3	(35.5)	(1.9)
Depreciation and amortization	45.2	42.9	(2.3)		133.7	124.0	(9.7)
Franchise rights impairment	—	—	—		9.6	8.1	(1.5)
Other income, net	(5.1)	(17.4)	(12.3)		(17.5)	(41.6)	(24.1)
Operating income	193.5	203.6	(10.1)	(5.0)	587.8	580.6	7.2	1.2
Non-operating income (expense) items:
Floorplan interest expense	(33.0)	(32.7)	(0.3)		(109.4)	(93.4)	(16.0)
Other interest expense	(26.1)	(28.4)	2.3		(81.6)	(90.4)	8.8
Interest income	0.1	0.3	(0.2)		0.4	0.8	(0.4)
Other income, net	2.6	2.3	0.3		4.2	3.3	0.9
Income from continuing operations before income taxes	$137.1	$145.1	$(8.0)	(5.5)	$401.4	$400.9	$0.5	0.1
Retail vehicle unit sales:
New	74,190	79,237	(5,047)	(6.4)	208,219	232,469	(24,250)	(10.4)
Used	63,581	60,446	3,135	5.2	187,091	182,737	4,354	2.4
	137,771	139,683	(1,912)	(1.4)	395,310	415,206	(19,896)	(4.8)
Revenue per vehicle retailed:
New	$38,749	$37,017	$1,732	4.7	$39,099	$37,360	$1,739	4.7
Used	$20,863	$20,044	$819	4.1	$20,821	$20,062	$759	3.8
Gross profit per vehicle retailed:
New	$1,603	$1,583	$20	1.3	$1,759	$1,634	$125	7.6
Used	$1,378	$1,446	$(68)	(4.7)	$1,403	$1,403	$—	—
Finance and insurance	$1,932	$1,771	$161	9.1	$1,917	$1,773	$144	8.1
Total variable operations(1)	$3,431	$3,295	$136	4.1	$3,508	$3,305	$203	6.1

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2019 (%)	2018 (%)	2019 (%)	2018 (%)
Revenue mix percentages:
New vehicle	52.6	54.8	51.6	54.3
Used vehicle	25.7	24.0	26.1	24.4
Parts and service	16.5	16.2	17.0	16.1
Finance and insurance, net	4.9	4.6	4.8	4.6
Other	0.3	0.4	0.5	0.6
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	13.4	14.7	13.9	14.9
Used vehicle	10.4	10.6	10.6	10.5
Parts and service	46.1	45.7	46.4	45.6
Finance and insurance	30.0	28.9	28.8	28.9
Other	0.1	0.1	0.3	0.1
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.1	4.3	4.5	4.4
Used vehicle - retail	6.6	7.2	6.7	7.0
Parts and service	45.3	45.2	45.5	45.1
Total	16.2	16.0	16.6	15.9
Selling, general, and administrative expenses	12.0	11.7	12.1	11.7
Operating income	3.5	3.8	3.7	3.6
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	73.7	73.2	72.8	73.7
Operating income	21.8	23.8	22.4	22.8

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	$ Variance	% Variance	2019	2018	$ Variance	% Variance
Revenue:
Domestic	$1,728.6	$1,789.7	$(61.1)	(3.4)	$5,004.7	$5,389.5	$(384.8)	(7.1)
Import	1,722.5	1,770.6	(48.1)	(2.7)	4,845.9	5,140.2	(294.3)	(5.7)
Premium luxury	1,820.5	1,668.8	151.7	9.1	5,375.5	5,116.8	258.7	5.1
Total	5,271.6	5,229.1	42.5	0.8	15,226.1	15,646.5	(420.4)	(2.7)
Corporate and other	189.6	120.1	69.5	57.9	560.7	354.6	206.1	58.1
Total consolidated revenue	$5,461.2	$5,349.2	$112.0	2.1	$15,786.8	$16,001.1	$(214.3)	(1.3)

Segment income*:
Domestic	$70.3	$67.2	$3.1	4.6	$192.4	$194.6	$(2.2)	(1.1)
Import	86.9	85.3	1.6	1.9	240.9	236.2	4.7	2.0
Premium luxury	89.0	76.9	12.1	15.7	268.6	249.5	19.1	7.7
Total	246.2	229.4	16.8	7.3	701.9	680.3	21.6	3.2
Corporate and other	(85.7)	(58.5)	(27.2)		(223.5)	(193.1)	(30.4)
Add: Floorplan interest expense	33.0	32.7	0.3		109.4	93.4	16.0
Operating income	$193.5	$203.6	$(10.1)	(5.0)	$587.8	$580.6	$7.2	1.2

* Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.

Retail new vehicle unit sales:
Domestic	23,227	25,966	(2,739)	(10.5)	66,117	76,871	(10,754)	(14.0)
Import	34,765	37,540	(2,775)	(7.4)	95,478	107,776	(12,298)	(11.4)
Premium luxury	16,198	15,731	467	3.0	46,624	47,822	(1,198)	(2.5)
	74,190	79,237	(5,047)	(6.4)	208,219	232,469	(24,250)	(10.4)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019 (%)	2018 (%)	2019 (%)	2018 (%)
Domestic:
Ford, Lincoln	11.1	12.4	11.3	12.4
Chevrolet, Buick, Cadillac, GMC	10.7	10.6	10.9	11.0
Chrysler, Dodge, Jeep, Ram	9.5	9.8	9.6	9.7
Domestic total	31.3	32.8	31.8	33.1
Import:
Toyota	21.6	20.4	20.3	19.6
Honda	14.2	13.9	14.4	13.9
Nissan	3.6	5.4	3.7	5.5
Other Import	7.5	7.6	7.4	7.3
Import total	46.9	47.3	45.8	46.3
Premium Luxury:
Mercedes-Benz	8.1	6.9	8.3	7.8
BMW	6.1	5.0	6.1	4.8
Lexus	2.0	2.2	2.2	2.3
Audi	2.2	2.4	2.1	2.3
Jaguar Land Rover	2.0	1.9	2.2	1.9
Other Premium Luxury	1.4	1.5	1.5	1.5
Premium Luxury total	21.8	19.9	22.4	20.6
	100.0	100.0	100.0	100.0

 AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Expenditures / Stock Repurchases	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Capital expenditures (1)	$62.6	$88.9	$170.1	$271.6
Cash paid for acquisitions, net of cash acquired	$0.4	$65.2	$4.7	$67.9
Proceeds from exercises of stock options	$4.9	$1.8	$8.0	$16.0
Stock repurchases:
Aggregate purchase price	$—	$—	$44.7	$100.0
Shares repurchased (in millions)	—	—	1.3	2.1

Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2019	2018	Variance	2019	2018	Variance
Floorplan assistance earned (included in cost of sales)	$28.7	$28.9	$(0.2)	$81.5	$87.1	$(5.6)
New vehicle floorplan interest expense	(30.1)	(30.5)	0.4	(101.4)	(87.2)	(14.2)
Net new vehicle inventory carrying cost	$(1.4)	$(1.6)	$0.2	$(19.9)	$(0.1)	$(19.8)

Balance Sheet and Other Highlights	September 30, 2019	December 31, 2018	September 30, 2018
Cash and cash equivalents	$45.0	$48.6	$52.6
Inventory	$3,280.7	$3,650.5	$3,381.3
Total floorplan notes payable	$3,481.1	$3,997.7	$3,603.3
Non-vehicle debt	$2,269.9	$2,600.5	$2,567.4
Equity	$2,996.7	$2,716.0	$2,618.0

New days supply (industry standard of selling days)	55 days	60 days	63 days
Used days supply (trailing calendar month days)	37 days	42 days	37 days

Key Credit Agreement Covenant Compliance Calculations (2)
Leverage ratio		2.65x
Covenant	less than or equal to	3.75x

Capitalization ratio		55.7%
Covenant	less than or equal to	70.0%

(1) Includes accrued construction in progress and excludes property associated with leases entered into during the period.
(2)Calculated in accordance with our credit agreement as filed with the SEC.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2019	2018	$ Variance	% Variance	2019	2018	$ Variance	% Variance
Revenue:
New vehicle	$2,836.3	$2,855.3	$(19.0)	(0.7)	$7,965.6	$8,431.6	$(466.0)	(5.5)
Retail used vehicle	1,308.1	1,179.0	129.1	10.9	3,806.9	3,556.2	250.7	7.0
Wholesale	75.5	68.7	6.8	9.9	221.7	238.7	(17.0)	(7.1)
Used vehicle	1,383.6	1,247.7	135.9	10.9	4,028.6	3,794.9	233.7	6.2
Finance and insurance, net	263.6	242.0	21.6	8.9	746.4	718.3	28.1	3.9
Total variable operations	4,483.5	4,345.0	138.5	3.2	12,740.6	12,944.8	(204.2)	(1.6)
Parts and service	889.0	840.7	48.3	5.7	2,612.7	2,501.2	111.5	4.5
Other	14.6	22.8	(8.2)		83.0	89.5	(6.5)
Total revenue	$5,387.1	$5,208.5	$178.6	3.4	$15,436.3	$15,535.5	$(99.2)	(0.6)

Gross profit:
New vehicle	$117.7	$122.7	$(5.0)	(4.1)	$359.8	$374.5	$(14.7)	(3.9)
Retail used vehicle	87.2	85.8	1.4	1.6	258.7	251.4	7.3	2.9
Wholesale	4.8	3.6	1.2		16.7	11.9	4.8
Used vehicle	92.0	89.4	2.6	2.9	275.4	263.3	12.1	4.6
Finance and insurance	263.6	242.0	21.6	8.9	746.4	718.3	28.1	3.9
Total variable operations	473.3	454.1	19.2	4.2	1,381.6	1,356.1	25.5	1.9
Parts and service	402.8	380.3	22.5	5.9	1,189.3	1,128.1	61.2	5.4
Other	1.0	0.7	0.3		3.8	2.3	1.5
Total gross profit	$877.1	$835.1	$42.0	5.0	$2,574.7	$2,486.5	$88.2	3.5

Retail vehicle unit sales:
New	73,271	76,818	(3,547)	(4.6)	204,022	224,656	(20,634)	(9.2)
Used	62,708	58,440	4,268	7.3	182,616	176,054	6,562	3.7
	135,979	135,258	721	0.5	386,638	400,710	(14,072)	(3.5)

Revenue per vehicle retailed:
New	$38,710	$37,170	$1,540	4.1	$39,043	$37,531	$1,512	4.0
Used	$20,860	$20,175	$685	3.4	$20,846	$20,199	$647	3.2

Gross profit per vehicle retailed:
New	$1,606	$1,597	$9	0.6	$1,764	$1,667	$97	5.8
Used	$1,391	$1,468	$(77)	(5.2)	$1,417	$1,428	$(11)	(0.8)
Finance and insurance	$1,939	$1,789	$150	8.4	$1,930	$1,793	$137	7.6
Total variable operations(1)	$3,445	$3,331	$114	3.4	$3,530	$3,355	$175	5.2

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2019 (%)	2018 (%)	2019 (%)	2018 (%)
Revenue mix percentages:
New vehicle	52.6	54.8	51.6	54.3
Used vehicle	25.7	24.0	26.1	24.4
Parts and service	16.5	16.1	16.9	16.1
Finance and insurance, net	4.9	4.6	4.8	4.6
Other	0.3	0.5	0.6	0.6
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	13.4	14.7	14.0	15.1
Used vehicle	10.5	10.7	10.7	10.6
Parts and service	45.9	45.5	46.2	45.4
Finance and insurance	30.1	29.0	29.0	28.9
Other	0.1	0.1	0.1	—
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.1	4.3	4.5	4.4
Used vehicle - retail	6.7	7.3	6.8	7.1
Parts and service	45.3	45.2	45.5	45.1
Total	16.3	16.0	16.7	16.0